Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 12. Subsequent Events

On January 31, 2014, the Company sold substantially all of its assets to Mojo Data Solutions (“MOJO”), a public company, in exchange for a controlling interest in MOJO. Based on the facts and circumstances, the Company has determined that the sale of those assets and the resulting controlling interest acquired constituted a Reverse Merger and recapitalization for accounting purposes. Therefore, the Company is deemed to be the accounting acquirer and its fiscal year end of December 31 shall become the fiscal year end of the public company. On January 31, 2014, as a result of the closing of the Merger, $14,134 of advances to MOJO became part of the consideration to acquire MOJO Data Solutions, Inc. (See Notes 6 and 11).